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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-68056, 333-55502, 333-82113, 333-19469, 333-43046, 333-25369, 333-68058, 333-43044, 333-25371 and 333-55705) and Form S-3 (No. 333-54796) of ArQule, Inc., of our report dated January 28, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 25, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS